SEC File No. 0-18995
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                           SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        INTERLINE RESOURCES CORPORATION
               (Name of Registrant as Specified In Its Charter)

                        INTERLINE RESOURCES CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
                                     N/A

      2)  Aggregate number of securities to which transaction applies:
                                     N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                     N/A

      4)  Proposed maximum aggregate value of transaction:
                                     N/A

      5)  Total Fee Paid:
                                     N/A

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting free was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:
                                N/A

          2)  Form, Schedule or Registration Statement No.:
                                N/A

          3)  Filing Party:     N/A

          4)  Date Filed: July 26, 2000.

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                                      1

                       INTERLINE RESOURCES CORPORATION
                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD AUGUST 18, 2000


TO THE SHAREHOLDERS OF INTERLINE RESOURCES CORPORATION


      The Annual Meeting of the Shareholders of Interline Resources Corporation (the "Company") will be held at 160 West Canyon Crest Road, Alpine, Utah, on August 18, 2000 at 2:00 p.m. local time, for the following purposes:

1. To elect three (3) directors each to serve until the 2001 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

2.   To  ratify  and   approve   2000   grants  of  stock   options  to  certain
     employee-officers of the Company.

3. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.


      The Board of Directors has fixed the close of business on July 18, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                 By Order of the Board of Directors

                                /s/ Michael R. Williams
                                ---------------------------------------
                                    Michael R. Williams
                                    Chief Executive Officer

Alpine, Utah
July 19, 2000


All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, your are urged to sign and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                       INTERLINE RESOURCES CORPORATION
                          160 West Canyon Crest Road
                              Alpine, Utah 84004

                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                          To be held August 18, 2000


      The Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interline Resources Corporation, a Utah corporation, (the "Company") to be voted at the Annual Meeting of Shareholders to be held August 18, 2000 and at any adjournment(s) thereof. The Annual Meeting of Shareholders (the "Meeting") will be held at the Company's offices at 160 West Canyon Crest Road, Alpine, Utah 84004 at 2:00 p.m. local time. The Proxy Statement, the Notice of Annual Meeting of Shareholders and the Proxy were first sent or given to the Company's shareholders on or about July 19, 2000.

      Matter to come before the Meeting are (1) the election of three (3) directors to the Board of Directors to serve until the 2001 Annul Meeting of Shareholders and thereafter until their successors are elected and are qualified; and (2) the ratification and approval of the Company's 2000 grant of stock options to certain employee-officers, all as are more fully described herein.

                      RECORD DATE AND VOTING SECURITIES

      The securities of the Company entitled to vote at the Meeting consist of shares of the Company's common stock, $.005 par value. Only shareholders of record at the closing of business on July 18, 2000, the record date for the Meeting, well be entitled to notice of and to vote at the Meeting. On the record date the Company had outstanding 14,066,052 shares of common stock. See "Principal Shareholders and Security Ownership of Management" for information concerning beneficial ownership of the Company's stock.

      Assuming a quorum is present, the three (3) nominees receiving the greatest number of votes cast by the holders of the common stock will be elected as directors. There will be no cumulative voting in the election of directors.

      Abstentions are treated as present and entitled to vote at the Meeting. Therefore, abstentions well be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote on a matter (i.e., share held by brokers) requiring a minimum number of votes for approval (but not the election of directors) or nominees as to which instructions have not been received from the beneficial owners or persons entitled to voted and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, thus, will not be counted in determining whether a quorum is present or whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

      All Proxies received pursuant to this solicitation will be voted at the Meeting and at any adjournments thereof as indicated in the Proxy. If no instructions are given, the persons named in the Proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed below.

                           REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person

                     GENERAL INFORMATION ABOUT THE COMPANY

      The Company is a Utah corporation with its principal and executive offices located at 160 West Canyon Crest Road, Utah 84004 (801) 756-3031. Interline Resources Corporation (the "Company"), a Utah corporation, is engaged in two areas of business, each operating as separate subsidiaries: Interline Hydrocarbon Inc., a Wyoming corporation, which commercializes the Company's used oil refining technology; and Interline Energy Services, Inc., a Wyoming corporation, which manages the Company's oil and gas operations located in Wyoming.

      The Company has invested substantial resources commercializing a used oil refining technology and has signed license agreements with companies in England, South Korea, Dubia, Australia and Spain. The Company's first used oil refinery was constructed in Salt Lake City, Utah in 1996. The Company's oil and gas operations consist of natural gas gathering, natural gas processing, transportation and oil well production all located in Wyoming.

            On September 26, 1997, the Company filed a Petition for Reorganization under Chapter 11 (the "Petition") of the United States Bankruptcy Code. The Company continued its operations as a debtor-in-possession under the Bankruptcy Code. The Company's subsidiaries did not join the Company in the Petition and were not directly involved in the Bankruptcy Reorganization Proceeding.

      On June 18, 1998, the Company filed a Plan of Reorganization and Disclosure Statement to the Plan of Reorganization with the United States Bankruptcy Court for the District of Utah, Central Division. On July 14, 1998, the Company's Plan of Reorganization and Disclosure Statement to the Plan of Reorganization was approved and circulation thereof authorized by the United States Bankruptcy Court for the District of Utah, Central Division.

      On September 10, 1998, the plan of reorganization under Chapter 11 of Interline Resources Corporation was confirmed by the United States Bankruptcy Court for the District of Utah. As a result, restraints on the activities of Interline imposed by the Bankruptcy code have been removed. Interline reached agreement with its major creditor during the Chapter 11 case and the terms of the agreement were incorporated in the plan. All other creditors were paid in full under the plan.

                          PRINCIPAL SHAREHOLDERS AND
                       SECURITY OWNERSHIP OF MANAGMENT

      The following table sets forth information regarding shares of the Company's common stock owned beneficially as of July 19, 2000 by each director and nominee for director, each of the executive officers, all officers and directors as a group and each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common stock.

Name and Address                                                  Percentage
of Beneficial Owner                 Shares Owned(1)               Owned
-------------------------------------------------------------------------------
Michael R. Williams(2)(3)           2,703,006                     19.07%
160 W. Canyon Crest Rd.
Alpine, UT 84004

Maurice D. Sabbah(4)                2,052,666                     14.47%
c/o Fortress RE
262 East Morehead St.
PO Box 700
Burlington, NC  27216

Mark W. Holland(2)(5)                 239,720                      1.69%
160 W. Canyon Crest Rd.
Alpine, UT 84004

Laurie E. Evans(2)(6)                  15,000                       .11%
777 North 1570 West
Pleasant Grove, Utah  84062


All Officers and Directors          2,972,726                     20.95%
as a Group (3 persons)
Total Shares Issued and            14,172,718                       100%
Outstanding(1)



            1)As of July 19, 2000 there were 14,066,052 shares of the Company's common stock issued and outstanding. Under the rules of the Securities and Exchange Commission and for purposes of the above set forth chart, all shares issuable to the above referenced persons upon the exercise of options and warrants and conversion rights are deemed to be issued and outstanding. A total of 106,666 shares are issuable upon currently exercisable options and debentures owned by the persons set forth in the table above. Therefore, for purposes of the above set forth chart, there are deemed to be 14,172,718 shares issued and outstanding.

            (2)These individuals are the officers and directors of the Company.

            (3) Mr. Williams is a Director and the Company's Chief Executive Officer. The number of shares indicated as owned by Mr. Williams includes 2,561,056 beneficially owned, 104,450 shares owned by his minor children and 37,500 shares issuable upon the exercise of currently exercisable options.

            (4) Includes 2,052,666 shares which are owned directly by Mr. Sabbah. The number of shares indicated excludes 29,000 shares owned by Mr. Sabbah's daughter and 25,000 shares owned by Mr. Sabbah's wife, as to both of which Mr. Sabbah disclaims beneficial ownership.

            (5) Mr. Holland is Director and Chief Financial Officer of the Company. The number of shares indicated as owned by Mr. Holland includes 178,054 directly owned by Mr. Holland and 61,666 shares which may be issued upon the exercise of a currently exercisable stock option.

            (6) Mrs. Evans is Director and Vice President of Marketing for Interline Energy Service. The number of shares indicated as owned by Mrs. Evans is 0 directly owned by Mrs. Evans and 15,000 shares which may be issued upon the exercise of a currently exercisable stock option.

                      PROPOSAL 1: ELECTION OF DIRECTORS
Nominees
      A board of three (3) directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

      The following table sets forth for each nominee for election as a director his name, all position with the Corporation held by him, his principal occupation, his age and the year in which he first became a director of the Corporation.

   Name                         Age        Position
------------------------------------------------------------------------------
   Michael R. Williams           49        Director/Chairman/CEO/President

   Mark W. Holland               43        Director/Chief Financial Officer

   Laurie E. Evans               35        Director/Vice President of Marketing
                                           Interline Energy Service

     Background information concerning the Company's officers and directors is as follows:

     Michael R. Williams. Mr. Williams has been an officer and director of the Company since October 1990. He was also president, founder and majority owner of Interline Natural Gas, a privately held company acquired by the Company. Mr. Williams received his Bachelor of Arts degree in Business Management from Brigham Young University in 1975.

     Mark W. Holland. Mr. Holland has been employed as a Controller for the Company since 1989 and was appointed Chief Financial Officer in 1994. On May 16, 1997 Mr. Holland was appointed as a Director of the Company. From 1983 to 1989 Mr. Holland was employed by Savage Industries, Inc. as an accountant and as a Controller for the Ideal Corporation and Cornelius Development Corporation subsidiaries. Mr. Holland received his Certified Public Accountant certification in 1989. Mr.
Holland received his Bachelor of Science degree in Accounting and Business Administration from Southern Utah State College in 1983.

     Laurie E. Evans. Mrs. Evans joined the Company in January 1996, and has been a member of the Company's executive management team serving as Assistant for the President since July 1997. In September of 1998, Ms. Evans was appointed Director for the Company and Vice President of Marketing for Interline Energy Service. In addition to her duties of marketing, Ms Evans makes a significant contribution in the areas of accounting and operations of the Company. Upon joining the Company, Ms Evans brought seven years of previous experience in retail and medical. Ms. Evans attended Brigham Young University, where she pursued an undergraduate degree in Business Management.

Committees and Meetings

     The Board of Directors held four meetings during the 1999 fiscal year. Mr. Williams, Mr. Holland and Mrs. Evans were directors of the Company during all of the meetings during the fiscal year and the number of Board Meetings attended by each of them is as follow: Michael R. Williams - four; Mark W. Holland - four; Laurie E. Evans - four.

      The Board of Directors presently has no standing audit, compensation or nominating committees.

Executive Compensation

      The following table sets forth the aggregate compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to the Company's most highly compensated executive officers other than the CEO, whose annual salary and bonus exceeded $100,000:



                       SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                                                       -----------------------------------
                                          Annual Compensation               Awards             Payouts
                                      ----------------------------     ---------------------------------------------
(a)                      (b)        (c)         (d)       (e)         (f)          (g)         (h)         (i)
                                                          Other                                            All
Name and                                                  Annual        Restrict    Options/    LTIP       Other
Principal                           ($)         ($)       Compen-       Stock       SAR's       Payouts    Compen-
Postition                Year       Salary      Bonus     sation($)     Awards($)   (#)         ($)        sation($)
--------------------------------------------------------------------------------------------------------------------
Michael R. Williams      1999      $143,536    $-0-      $-0-           $-0-        7,500(1)    $-0-       $-0-
  President, CEO         1998      $125,000    $-0-      $-0-           $-0-        7,500(1)    $-0-       $-0-
  Chairman               1997      $156,216    $-0-      $-0-           $-0-        7,500(1)    $-0-       $-0-
--------------------------------------------------------------------------------------------------------------------

   (1) According to the Company's 1994 Officers and Directors Stock Option Plan which was approved by the Company's shareholders on May 10, 1994, Mr. Williams was granted 7,500 shares of the Company common stock on March 1, 1997 and March 1, 1998 at a price of $4.50 and 7,500 shares of common stock on March 1, 1999 at a price of $.10.

      The Company provides health and life insurance to its employees, including its officers and certain directors.

Stock Options Granted During 1999

      The following table provides information on grants of stock options during 1999 to the persons named in the Summary Compensation Table above.

                             OPTION GRANTS IN 1999

-------------------------------------------------------------------------------
        (a)               (b)            (c)          (d)            (e)
-------------------------------------------------------------------------------
                                      % of Total
                                      Options        Exercise
                        Options       Granted to     or Base
                        Granted       Employees      Price        Expiration
        Name              (#)            in          ($/Sh)          Date
                                      Fiscal Year
-------------------------------------------------------------------------------
 Michael R. Williams     7,500         33.33%         $.10          3/1/03
-------------------------------------------------------------------------------

Option Values at December 31, 1999

      No options were exercised during 1999 by the person named in the Summary Compensation Table. The following table provides information on the unexercised options at December 31, 1999 owned by the people named in the Summary Compensation Table above.


                         AGGREGATE OPTION EXERCISED IN 1999
                           AND YEAR-END 1999 OPTION VALUES
-----------------------------------------------------------------------------------------------------------------
        (a)               (b)            (c)                   (d)                             (e)
-----------------------------------------------------------------------------------------------------------------
                                                           Number of                   Value of Unexercised
                                                     Unexercised Options at          In-the-Money Options at
                                                       Year End 1999 (#)               Year End 1999 ($)(1)
                         Shares
                       Acquired on      Value
        Name            Exercise       Realized    Exercisable    Unexercisable     Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------

Michael R. Williams       -0-            -0-         37,500            -0-           -0-                -0-

------------------------------------------------------------------------------------------------------------------


   (2) An "In-the-Money" stock option is an option for which the market price of the Company's common stock underlying the option on December 31, 1999 exceeded the option price. The value shown represents stock price appreciation since the date of grant. The market price was based upon the closing price of the Company's common stock on the obtain by a licensed stock broker on December 31, 1999 ($0.08).

Employment Agreements

      The Company has no written employment agreement with any officers or directors.

Compensation of Directors

      The Company's directors receive no compensation for Board of Directors Meetings attended. On February 24, 1994, the Board of Directors adopted an Officer and Directors Stock Option Plan. The Plan was adopted by the Company's shareholders on May 10, 1994 and is a "formula" grant plan. The Plan provides that each director and officer is to receive an option to purchase 7,500 shares at market value on the initial date of grant or upon becoming an officer or director of the Company. The initial date of grant was February 24, 1994. On March 1st of each year thereafter, an additional option for 7,500 shares is granted. Such additional options are exercisable at the market value on such date.

Certain Relationships and Related Transactions

      In connection with the Company's purchase of its corporate offices in Alpine, Utah, in 1992, Michael R. Williams executed a personal and individual guarantee agreement for the $250,000 SBA 504 portion of the long-term financing. Michael R. Williams, Timothy G. Williams and Gearle D. Brooks executed guarantees as individual guarantors of the commercial bank's $562,000 first mortgage.

     During 1993, the Company borrowed funds from officers Michael R. Williams, Timothy G. Williams and Gearle D. Brooks. These loans accrued interest at the rate of 6% per annum and are unsecured. The amounts of such loans made by each lender and the amount due and owed by the Company as of December 31, 1999 was as follows:

                                    Total Amount            Unpaid as of
            Lender                    of Loans                12/31/99
            ------                  ------------            ------------
      Michael R. Williams           $89,519                  $ -0-
      Timothy G. Williams           $19,000                  $14,049
      Gearle D. Brooks              $79,985                  $15,432


      As part of the merger with Interline Natural Gas, the Company issued a total of $300,000 in long-term notes to the shareholders of Interline Natural Gas. The amounts of such loans made by each lender and the amount due and owed by the Company as of December 31, 1999 was as follows:

                                    Total Amount            Unpaid as of
            Lender                     of Loans                12/31/99
            ------                  ------------            ------------
      Michael R. Williams           $165,000                 $  -0-
      Timothy G. Williams           $ 60,000                 $  -0-
      Gearle D. Brooks              $ 75,000                 $64,843


      On September 9, 1998, the plan of reorganization under Chapter 11 was confirmed by the United States Bankruptcy Court for the District of Utah. Under the plan, the Company will pay Mr. Brooks and Mr. Williams quarterly payments of interest and 2.16% of the principal balance. The Company also reached agreement with Maurice D. Sabbah, a shareholder of the Company. The following terms of the agreement were incorporated in the plan.

      The terms of the agreement included a new trust deed note dated September 22, 1998 for $3,600,000, together with interest at the rate of 7% per annum on the unpaid principal. The Company will make quarterly payments of all accrued interest beginning on December 22, 1998 and continuing until September 22, 2002. The Company will also make principal payments of $750,000 on September 22, 1999; $1,000,000 on September 22, 2000; $1,000,000 on September 22, 2001 and $850,000
on September 22, 2002. The note is secured by Trust Deeds securing a security interest in the Company's Alpine Office located in Alpine, Utah and a security interest in all assets of Interline Energy Service, Inc. As obligated in the previous agreements, the Company executed a new Pledge Agreement with this major creditor pledging stock of the Company and stock of all subsidiaries of the Company.

      In August of 1999, the Company received $4,080 for its interest in the Hat Creek #2 well. Under the pledge agreement with this major creditor, all proceeds from the sell of Company assets will go to pay down the principal portion of the note. After applying the proceeds from this sell the note was reduced to $3,595,920

     On September 22, 1999, the Company was obligated to pay this major creditor $812,000 which consists of principal of $750,000 and interest of $63,000 under the new trust deed note (see new terms of trust deed above). On September 22, 1999, the Company paid this major creditor an interest payment of $63,000, but did not make the principal payment of $750,000 due under the trust note. As a result, the note for $3,595,920 due to this major creditor is currently in default. Under the trust deed note if default occurs in the payment of installments of principal or interest, the holder hereof, at its option and without notice or demand, may declare the entire principle balance and accrued interest due and payable. Also if default occurs any installments not paid when due shall bear interest thereafter at the rate of fourteen percent (14%) per annum until paid. The note is secured by Trust Deeds securing a security interest in the Company's Alpine Office located in Alpine, Utah and a security interest in all assets of Interline Energy Service, Inc. The Company executed a pledge agreement with this major creditor pledging stock of all subsidiaries of the Company. Per the trust deed note and pledge agreement, upon default, the major creditor can exercise his rights and sell or demand the Company to sell the collateral or any part of the collateral to cure the installment in default ($750,000) or the total ($3,595,920) due under the note. As of July 19, 2000, the Company is current on all interest payments

        PROPOSAL 2: RATIFICATION AND APPROVAL OF 2000 EMPLOYEE-OFFICER
                                OPTION GRANTS

      The Company believes it is in the best interests of the Company and its shareholders to provide stock options to employees for the purpose of promoting the success of the Company and to advance the interest of the Company and its shareholders by providing an additional means, through the grant of stock options, to attract, motivate, retain and reward employees with incentives for high levels of individual performance and improve financial performance of the Company. On July 11, 2000, the Board of Directors granted options (the "Options") to purchase a total of 350,000 shares of the Company's common stock to Michael R. Williams, Mark W. Holland and Laurie E. Evans ("Optionee"), all of who are executive officers and directors of the Company. The Options are exercisable at $.25 per share. The closing price of the Company's common stock on July 11, 2000 was $.19. The Company's common stock is listed in the over-the-counter market with price quotations published on the NASD Electronic Bulletin Board under the symbol IRCE.OB.

Term of Options

      The Options are exercisable for a term of five years from July 11, 2000. However, the options are not exercisable for six months from the date of shareholders approval. To the extent not previously exercised, the Options will terminate on July 11, 2005: provided, however, the Options will terminate; (i) ninety days after or disability or termination based upon just cause; (ii) twelve months after the date that an Optionee ceases to be an employee by reason of death or disability. In the event of a sale of all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a "Corporate Transaction"), then notwithstanding anything else herein, the right to exercise all outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interest of the Company, then the successor corporation must agree to assume the outstanding Options or substitute thereof comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

Transferability

      The options granted herein are not transferable by an Optionee otherwise than at his death by will or by the laws of descent and distribution and are exercisable during the lifetime of the Optionee only by the Optionee.

      The shares of the Company's common stock underlying the Option have not been registered under the Securities Act, and such common stock may not be freely transferable and must be held indefinitely unless such common stock is either registered under the Securities Act or an exemption from registration is available. The Company may register the shares underlying the Options in the future.

      The following table shows certain information with respect to the stock options which were granted on July 11, 2000, subject to shareholder approval.

                           New Plan Benefits

     Name & Position         Dollar Value    Number of
                                 ($)           Units
     ---------------------- -------------- --------------
     Executive Officers
       Michael W. Williams       (1)         150,000
       Mark W. Holland           (1)         150,000
       Laurie E. Evans           (1)         150,000

     Non-Executive
     Directors (2)               -0-            -0-

     All Non-Executive           -0-            -0-
         Employees as a Group (2)

     ---------------------- -------------- --------------

            (1) The "Plan" is limited to written Option Agreement entered into by the Company and each Optionee. Inasmuch as the exercise price of the Options granted exceeded the market price of the Company's common stock on the date of grant (July 11, 2000), there currently is no determinable value to the Options.

            (2) The options granted were one time grants of options to the three named executives. No other person participated in the receipt of such options.

Tax Information

      The Options are non-qualified stock options. The Optionee will likely realize no income at the time they were granted the non-qualified stock options. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Except with respect to the exercised of a non-qualified stock option for stock which is "not transferable" and subject to a "substantial risk of forfeiture," as described below, ordinary income will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an Optionee over the option price. The Optionees' holding period with respect to the shares acquired upon the exercise of the Options will begin on the date excise.

      The tax basis of the stock acquired upon the exercise of the Option will be equal to the sum (i) the exercise price of such Option and (ii) the amount included in income with respect to such

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



Option. Any gain or loss a subsequent sale of the stock will be either long-term or short-term capital gain or loss, depending on the Optionees holding period for the stock disposed of.

      The Company will be entitled, subject to the usual rules as to reasonableness of compensation and to other limitations, to a deduction for Federal income tax purposes at the same time and in the same amount as the Optionee are considered to have realized ordinary income in connection with the exercise of the Option. The deduction will be allowed for the taxable year of the Company in which or with which ends the taxable year of the Employee in which such ordinary income is recognized.


                  RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Tanner + Co. has served as the Company's independent auditor since 1989. No change of auditors is contemplated. A representative of Tanner + Co. will be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions.


             COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934

      Section 16 of the Securities Exchange Act of 1934 requires the filing of reports for sales and purchases of the Company's common stock made by officers, directors and 10% or greater shareholders. A Form 4 must be filed within 10 days after the end of the calendar month in which a sale or purchase occurred. Based upon review of Form 4 filed with the Company, the Company believes that all persons required to file reports under Section 16 were current on their filing


                      RIGHTS OF DISSENTING SHAREHOLDERS

      The matters to be considered and acted upon at the Meeting do not create any dissenting shareholders rights under Utah corporation law.


                            STOCKHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2001 Annual Meeting must be received by the Company by January 2, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to the 2001 Meeting.

                                 FORM 10-KSB

      The Company's Form 10-KSB for the year ended December 31, 1999 is being mailed to shareholders with this Proxy Statement.

                                    GENERAL

      Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

      The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company who will not be compensated for their services. The Company will reimburse banks, brokerage firms and others custodians nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their proposals and obtaining their proxies. A professional proxy solicitor will not be engaged.

      Whether or not you expect to be present at the meeting, please sign the accompanying form of proxy and return promptly in the enclosed envelope.

                                            By Order of the Board of Directors

                                           /s/ Michael R. Williams
                                           ------------------------------------
                                           Michael R. Williams
                                           Chief Executive Officer
                                           By: Order of the Board of Directors

July 19, 2000



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